                                                                   Exhibit 10.10
                                                                   -------------

                                 Two Apple Hill
                             Natick, Massachusetts
                                ("the Building")

                                FIRST AMENDMENT
                                ---------------
                             Date:  October 6, 1999

     LANDLORD:               Metropolitan Life Insurance Company

     TENANT:                 eDocs, Inc.

     PREMISES:               An area on the north side of the first (1st) floor
                             of the Building, substantially as shown on Lease
                             Plan, Exhibit 2, dated August 9, 1999

     LEASE
     EXECUTION
     DATE:                   August 9, 1999

     TERM
     COMMENCEMENT
     DATE:                   August 16, 1999

     RENT
     COMMENCEMENT
     DATE:                   November 21, 1999

     TERMINATION
     DATE:                   August 31, 2003

     PREVIOUS
     LEASE
     AMENDMENTS:             None

     FIRST
     AMENDMENT

     PREMISES:               A portion of the second floor of the Building,
                             contain approximately 7,948 square feet of Total
                             Rentable Area, substantially as shown on Lease
                             Plan, Exhibit 2, First Amendment, dated October 6,
                             1999.

     WHEREAS, Tenant desires to lease additional premises in the Building, to wit, the First Amendment Premises;

     WHEREAS, Landlord is willing to lease the First Amendment Premises to Tenant on the terms and conditions hereinafter set forth;

     NOW THEREFORE, the above-referenced lease ("the Lease") is hereby amended as follows:

     1.  DEMISE OF FIRST AMENDMENT PREMISES
         ----------------------------------

     Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord the First Amendment Premises for a term commencing as of the Term Commencement Date in respect of the First Amendment Premises, as hereinafter defined. Said demise of the First Amendment Premises shall be term set forth on Exhibit 1, First Amendment Premises Version, Sheets 1, 2 and 3, dated October 6, 1999, a copy of which is attached hereto and made a part hereof, and upon all of the terms and conditions of the Lease (including, without limitation, Tenant's extension right under Paragraph 2 of the Rider to the Lease) to the extent not inconsistent with the provisions of said Exhibit 1, First Amendment Premises Version and the provisions of this First Amendment.

     2.   TERM COMMENCEMENT DATE IN RESPECT OF FIRST AMENDMENT PREMISES/TENANT'S
          ----------------------------------------------------------------------
          TERMINATION RIGHT
          -----------------

     A. The Term Commencement Date in respect of the First Amendment Premises shall be December 5, 1999. However, if the current occupant ("Current Occupant") of the First Amendment Premises has not vacated the First Amendment Premises on or before December 4, 1999, then the Term Commencement Date in respect of the First Amendment Premises shall be the earlier of: (i) the date that Tenant first commences to use the First Amendment Premises, or any portion thereof, for business purposes, as permitted under the Lease, or (ii) the date five (5) days Landlord has given Tenant written notice that the Current Occupant will have vacated the First Amendment Premises, provided however, that if the Current Occupant has not, as of the date set forth in Landlord's notice, in fact vacated the First Amendment Premises, then Landlord shall be required to provide to Tenant an additional notice pursuant to this Subparagraph A.

     B. If the Term Commencement Date in respect of the First Amendment Premises does not occur on or before February 1, 2000, then Tenant shall have the right to cancel this First Amendment by giving Landlord a written cancellation notice on or after February 2, 2000 and prior to the date that the Term Commencement Date in respect of the First Amendment Premises occurs. If the Term Commencement Date in respect of the First Amendment Premises does not occur on or before the thirtieth (30th) day after Landlord receives such cancellation notice, then Landlord shall promptly return the Letter of credit in respect of the First Amendment Premises to Tenant, this First Amendment shall be void and without further force or effect and neither party shall have any obligation to the other party with respect to the First Amendment Premises. If the Term Commencement Date in respect of the First Amendment Premises occurs on or before the thirtieth (30th) day, then the cancellation notice shall be void and of no further force or effect and Tenant shall have no right to terminate the Lease in respect of the First Amendment Premises, pursuant to this subparagraph B.

     3.   RENT COMMENCEMENT IN RESPECT OF FIRST AMENDMENT PREMISES
          --------------------------------------------------------

     The Rent Commencement Date in respect of the First Amendment Premises shall be the later of: (x) January 4, 2000, or (y) the date thirty (30) days after the Term Commencement Date in respect of the First Amendment Premises.

     4.   CONDITION OF FIRST AMENDMENT PREMISES
          -------------------------------------

     Tenant shall take the First Amendment Premises "as-is", in the condition in which the First Amendment Premises are in as of the Execution Date of this First Amendment, without any obligation for Landlord to perform any work in order to prepare the First Amendment Premise for Tenant's occupancy and without representation or warranty by Landlord to Tenant as to the condition of the First Amendment Premises, except that the First Amendment Premises shall be delivered broom clean; free of all personal property and free of all tenants and occupants. Without limiting the foregoing, Article 4 and Exhibits 9 and 10 of the Lease shall have no applicability to the First Amendment Premises.
Landlord, at Landlord's cost and expense, shall, after the Term Commencement Date in respect of the First Amendment Premises, repair any holes and damage in the First Amendment Premises caused by the Current Occupant of the First Amendment Premises ("Landlord's Work"). The failure of Landlord to complete Landlord's Work on or before the Rent Commencement Date in respect of the First Amendment Premises shall not constitute a default by Landlord and shall not affect the validity of the Rent Commencement Date in respect of the First Amendment Premises.

     5.  LANDLORD'S CONTRIBUTION
         -----------------------

     A. In consideration of Tenant's demise of the First Amendment Premises, Landlord shall, in the manner hereinafter set forth, provide to Tenant up to Thirty-Nine Thousand Seven Hundred Forty and no/100 ($39,740.00) Dollars ("Landlord's Contribution") towards the cost of leasehold improvements to be installed by Tenant in the First Amendment Premises ("Tenant's Work"). All such Tenant's Work shall be performed in accordance with the terms and conditions of the Lease, including, without limitation, Articles 12 and 13 thereof.

     B. Provided that the Tenant is not in default, beyond the expiration of any applicable grace periods, of its obligations under the Lease at the time that Tenant submits any requisition on account of Landlord's Contribution, Landlord shall pay the cost of the work shown on each requisition (as hereinafter defined) submitted by Tenant to Landlord within thirty (30) days of submission thereof by Tenant to Landlord.

     C. For the purposes hereof, a "requisition" shall mean written documentation showing in reasonable detail the costs of the improvements installed to date in the premises, accompanied by certifications from Tenant, Tenant's architect, and Tenant's contractor that the work performed to date has been performed in accordance with Tenant's approved plans, and that the amount of the requisition in question does not exceed the amount of the work covered by such requisition. Each requisition shall be accompanied by evidence reasonably satisfactory to Landlord that all work covered by previous requisitions has been fully paid by Tenant. Landlord shall have the right, upon reasonable advance notice to Tenant, to inspect Tenant's books and records relating to each requisition in order to verify the amount thereof. Tenant shall submit requisition(s) no more often than monthly.

     D.  Notwithstanding anything to the contrary herein contained:

         (i) Except with respect to work and/or materials previously paid for by Tenant, as evidenced by paid invoices and written lien waivers provided to Landlord, Landlord shall have the right to have Landlord's Contribution paid to both Tenant and Tenant's contractor(s) and vendor(s) jointly.

         (ii) Tenant shall not be entitled to any portion of Landlord's Contribution, and Landlord shall have no obligation to pay Landlord's Contribution in respect of any requisition submitted after the date which is two hundred seventy (270) days after the Term Commencement Date in respect of the First Amendment Premises.

         (iii) Tenant shall have no right to any unused portion of Landlord's Contribution.

     6.   LETTER OF CREDIT IN RESPECT OF FIRST AMENDMENT PREMISES
          -------------------------------------------------------

     A. Tenant acknowledges that Landlord is unwilling to execute this First Amendment, unless Tenant provides Landlord with additional security for Tenant's obligations under the Lease. Therefore, Tenant shall deliver to Landlord, on the date that Tenant executes and delivers this First Amendment to Landlord, an Irrevocable Standby Letter of Credit ("Letter of Credit in respect of First Amendment Premises") which shall be (1) in the amount of Forty Thousand ($40,000.00) Dollars, and (2) shall comply with the requirements applicable to the Letter of Credit delivered by Tenant to Landlord in connection with the execution of the Lease, as set forth in Paragraph 1 of the Rider to the Lease.

     B. Landlord shall hold the Letter of Credit in respect of the First Amendment Premises on the same terms and conditions as are applicable to the Letter of Credit delivered in connection with the execution of the Lease, as set forth in Paragraph 1 of the Rider to the Lease, except that, in lieu of Subparagraph B of said Paragraph 1, the following shall apply:

     "On the conditions that, as of November 20, 2001: (i) Tenant is not in default of its obligations under the Lease, and (ii) Tenant has not previously defaulted in its obligations under the Lease, after the giving of any applicable notice and the expiration of any applicable grace period, more than one time, and (iii) and that the Lease is in full force and effect, then the Letter of Credit Amount under the Letter of Credit in respect of the First Amendment Premises shall be reduced to Sixteen Thousand Eight Hundred Sixty-Nine ($16,869.00) Dollars. The reduction of such Letter of Credit Amount may be effected by either: (i) the exchange of the existing Letter(s) of Credit in respect of the First Amendment Premises then being held by Landlord for a new Letter of Credit in respect of the First Amendment Premises satisfying the requirements of Paragraph 1 of the Rider to the Lease with the new Letter of Credit Amount, or (ii) the issuance by the issuing bank of an amendment of the existing Letter(s) of Credit in respect of the First

Amendment Premises which is accepted by Landlord in writing, of an amendment to the existing Letter(s) of Credit so that Landlord will be holding a Letter of Credit(s) in respect of the First Amendment Premises in the new Letter of Credit Amount."

     C. All Letters of Credit given by Tenant, whether in connection with the Premises initially demised to Tenant or in connection with the First Amendment Premises shall secure all of Tenant's obligations under the Lease.

     7.   SUBLETTING AND ASSIGNMENT WITH RESPECT TO FIRST AMENDMENT PREMISES
          ------------------------------------------------------------------

     Notwithstanding anything to the contrary in Article 16 of the Lease contained, Tenant shall have the right, without giving Landlord a Recapture Offer, to sublease the First Amendment Premises, or any portion thereof, to a Qualified Transferee, as defined in subparagraph 4 of Paragraph B of this
Article 16, provided that Tenant obtains Landlord's prior written consent to such sublease and provided that any such sublease shall not commence subsequent to the date which is two (2) years after the Term Commencement Date in respect of the First Amendment Premises. Landlord agrees that it shall not unreasonably withhold or delay such consent.

     8.   ADJUSTMENT IN RESPECT OF TOTAL RENTABLE AREA OF THE BUILDING
          ------------------------------------------------------------

     The parties acknowledge that there has been an adjustment in the Total Rentable Area of the Building so that the Total Rentable Area of the Building is 127,227 square feet. Therefore, the parties hereby agree that the Tenant's Proportionate Share in respect of the Existing Premises shall be 18.78%.

     9. As hereby amended, the Lease is ratified, confirmed, and approved in all respects.

     EXECUTED UNDER SEAL as of the date first above written.

LANDLORD:                                      TENANT:
METROPOLITAN LIFE INSURANCE COMPANY            EDOCS, INC.
On behalf of a co-mingled separate account
By:  SSR Realty Advisors, Inc.,
     its Investment Advisor

By: /s/ A. Alan Bates, Senior Asset Manager    By: /s/ Kevin E. Laracey, CEO
    ---------------------------------------        ----------------------------
        (Name)                      (Title)           (Name)            (Title)
        Hereunto Duly Authorized                      Hereunto Duly Authorized

Date Signed:  10/19/99                         Date Signed:  10/15/99
            -------------------------------                --------------------

              EXHIBIT 1, FIRST AMENDMENT PREMISES VERSION, SHEET 1
                                 Two Apple Hill
                              Two Apple Hill Drive
                             Natick, Massachusetts
                                (the "Building")



Execution Date:           October 6, 1999
                          ---------------

Tenant:                   eDocs, Inc.
                          -----------
                                          (name)

                          a Delaware corporation
                          ----------------------
                                          (description of business organization)

                          Two Apple Drive, Natick, Massachusetts  01760
                          ---------------------------------------------
                                           (principal place of business -
                                           mailing address)

Landlord:                 Metropolitan Life Insurance Company.  Mailing Address:
                          SSR Realty Advisors, Inc., One North Broadway, Suite
                          500, White Plains, New York 10601, Attn:  Director of
                          Asset Management. Additional Notice Address:  SSR
                          Realty Advisors, Inc., One North Broadway, Suite 500,
                          White Plains, New York 10601, Attn: Legal Department.

Building:                 The Building in the Town of Natick, Massachusetts,
                          known as Two Apple Hill, located at Two Apple Hill
                          Drive (formerly 598 Worcester Street).

Art. 2                    First Amendment Premises: An area on the second (2nd)
                                                    ---------------------------
                          floor of the Building, substantially as shown on Lease
                          ------------------------------------------------------
                          Plan, Exhibit 2, First Amendment
                          --------------------------------

Art. 3.1                  Term Commencement Date in respect of First Amendment
                          Premises:  December 5, 1999, subject to Paragraph 2 of
                                     ----------------
                          the First Amendment.

Art. 3.2                  Termination Date: August 31, 2003, subject to
                                            ---------------------------
                          Paragraph 2 of the Rider to the Lease.
                          -------------------------------------

Art. 4.3                  Final Plans Date:  Not applicable.
                                             --------------

Art. 5                    Use of Premises: General business offices, including,
                                           ------------------------------------
                          without limitation, sales, administration, software
                          ---------------------------------------------------
                          development, marketing and training.
                          -----------------------------------

Art. 6                    Yearly Rent:

                          Rent Commencement Date
                          in respect of First
                          Amendment Premises:  The later of: (x) January 4,
                                               ----------------------------
                                               2000, or (y) the date thirty (30)
                                               ---------------------------------
                                               days after the Term Commencement
                                               --------------------------------
                                               Date in respect of the First
                                               ----------------------------
                                               Amendment Premises
                                               ------------------

                          Time Period          Yearly Rent       Monthly Payment
                          -----------          -----------       ---------------

                          Rent Commencement
                          Date in respect of
                          First Amendment
                          Premises-
                          November 20, 2001    $198,700.00         $16,558.33

                          November 21, 2001-
                          November 20, 2002    $202,674.00         $16,889.50

                          November 21, 2002-
                          August 31, 2003      $210,622.00         $17,551.83

Art. 7                    Total Rentable Area
                          in respect of First Amendment Premises:  7,948 square
                                                                   -----
                          feet

                          Building Total Rentable Area:  127,227 square feet
                                                         -------

Art. 8 Electric current will be furnished by Landlord to Tenant. In consideration of Landlord providing electric current to Tenant during the term of the Lease, in accordance with Article 8.1, Tenant shall pay to Landlord, as additional rent, at the same time and in the same manner as Yearly Rent is paid under the Lease, electricity rent ("Electricity Rent") in the initial amount of $9,935.00 per annum (i.e., a monthly payment of $827.92), subject to increase in accordance with Article 8.1(b).

Art. 9                    Operating and Tax Escalation:

                          Operating Costs in the Base Year:
                                               The actual amount of Operating
                                               ------------------------------
                                               Costs for calendar year 1999,
                                               -----------------------------
                                               subject to Article 9.6 of the
                                               -----------------------------
                                               Lease
                                               -----

                          Tax Base:            The Tax Base shall be determined
                                               --------------------------------
                                               by multiplying:  (x) the tax rate
                                               ---------------------------------
                                               imposed by the Town of Natick on
                                               --------------------------------
                                               the Land and Building for
                                               -------------------------
                                               fiscal/tax year 2000 (i.e., July
                                               --------------------------------
                                               1, 1999 - June 30, 2000), by (y)
                                               --------------------------------
                                               the sum of the assessed value of
                                               --------------------------------
                                               the Building and the Land for
                                               -----------------------------
                                               fiscal/tax year 2000 (and
                                               -------------------------
                                               excluding the assessed value
                                               ----------------------------
                                               attributable to the Garage for
                                               ------------------------------
                                               fiscal/tax year 2001) plus the
                                               ------------------------------
                                               allocable shares (i.e., in
                                               --------------------------
                                               accordance with the provisions of
                                               ---------------------------------
                                               Article 9.1(d) of the Lease) of
                                               -------------------------------
                                               the assessed value of the Garage
                                               --------------------------------
                                               for fiscal/tax year 2001
                                               ------------------------

                          Tenant's
                          Proportionate Share:     6.25%
                                                   -----

Art. 29.3                 Co-Brokers:          Fallon Hines & O'Connor and
                                               ---------------------------
                                               Insignia/ESG
                                               ------------

Art. 29.5                 Arbitration:         Massachusetts:  Superior Court
                                               ------------------------------

                          Exhibit Dates:       Lease Plan, Exhibit 2, First
                                               ----------------------------
                                               Amendment, dated October 6, 1999
                                               --------------------------------

LANDLORD:                                      TENANT:
METROPOLITAN LIFE INSURANCE COMPANY            EDOCS, INC.
On behalf of a co-mingled separate account
By:  SSR Realty Advisors, Inc.,
    its Investment Advisor

By: /s/ A. Alan Bates, Senior Asset Manager    By: /s/ Kevin E. Laracey, CEO
    ---------------------------------------        ----------------------------
        (Name)                      (Title)           (Name)            (Title)
        Hereunto Duly Authorized                      Hereunto Duly Authorized

Date Signed:  10/19/99                         Date Signed:  10/15/99
            -------------------------------                --------------------

                             LEASE PLAN, EXHIBIT 2
                                FIRST AMENDMENT
                             DATE:  October 6, 1999



                                  [Floor Plan]
                                  eDocs, Inc.
                                 Two Apple Hill
                                   2nd Floor